                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         HARRY'S FARMERS MARKET, INC.
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:
----------
* Set forth the amount on which the filing is calculated and state how it was determined.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                         HARRY'S FARMERS MARKET, INC.
                            1180 UPPER HEMBREE ROAD
                            ROSWELL, GEORGIA  30076


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 June 19, 1996


To the Holders of Common Stock of Harry's Farmers Market, Inc.:

     Notice is hereby given that the Annual Meeting of shareholders of Harry's Farmers Market, Inc., a Georgia corporation (the "Company"), will be held in the Peachtree Auditorium located in NationsBank Plaza, 600 Peachtree Street, Atlanta, Georgia 30308, on Wednesday, June 19, 1996 at 10:00 a.m., local time, for the following purposes:

(1) To set the number of directors for the ensuing year at four and to elect four directors to serve for a term of one year and until their successors have been elected and qualified;

(2) To approve the adoption of the Company's 1996 Director Stock Option Plan and to reserve an aggregate of 200,000 shares of Class A Common Stock for issuance thereunder.

(3) To approve the adoption of the Company's 1996 Employee Stock Purchase Plan and reserve an aggregate of 300,000 shares of Class A Common Stock for issuance thereunder.

(4) To conduct such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record as of the close of business on May 6, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                         By Order of the Board of Directors


                         /s/ John L. Latham
                         John L. Latham
                         Secretary

Roswell, Georgia
May 20, 1996



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                         HARRY'S FARMERS MARKET, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                      __________________________________

                                PROXY STATEMENT
                      __________________________________


          This proxy statement and form of proxy, which are first being mailed to shareholders on or about May 20, 1996, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Harry's Farmers Market, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held in the Peachtree Auditorium located in NationsBank Plaza, 600 Peachtree Street, Atlanta, Georgia 30308, on Wednesday, June 19, 1996 at 10:00 a.m., local time, and at any or all adjournments thereof. The address of the principal executive offices of the Company is 1180 Upper Hembree Road, Roswell, Georgia 30076 and the Company's telephone number is (770) 667-8878.

          The cost of this solicitation will be borne by the Company. In addition to the mails, proxies may be solicited by officers and regular employees of the Company, without remuneration, by personal interviews, telephone and facsimile. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

          Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR the election of the nominees for director named herein, FOR the approval of the adoption of the Company's 1996 Director Stock Option Plan and FOR the approval of the adoption of the Company's 1996 Employee Stock Purchase Plan and, on any other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates.

          Only shareholders of record at the close of business on May 6, 1996 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of May 6, 1996, the Company had outstanding 4,097,273 shares of Class A Common Stock, 2,071,301 shares of Class B Common Stock and 1,222,221 shares of Series A Preferred Stock. Each share of Class A Common Stock issued and outstanding on such record date is entitled to one vote, while each share of Class B Common Stock issued and outstanding on such record date is entitled to ten (10) votes. Each share of the Series A Preferred Stock issued and outstanding on such record date is entitled to one vote, except that, in the election of directors, the Series A Preferred Stock is entitled to elect a fifth director, voting separately as a class, and will not be entitled to vote with the Common Stock in the election of the other four directors. The Company has been advised that, as of the date of this proxy statement, the owners of the Preferred Stock do not intend to elect a director.

                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

          The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at four, all of whom are to be elected at the Annual Meeting. Proxies received will be voted for all the nominees named below, unless authority to do so is withheld. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the persons named in the proxy will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or to serve if elected.

          Members of the Board of Directors are elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors.

          The following persons have been nominated for election to the Board of
Directors:

          HARRY A. BLAZER, age 45, is the founder of the Company and served as sole General Partner of the predecessor to the Company and as Chief Executive Officer from the Company's inception in 1987. Upon the Company's incorporation in 1993, Mr. Blazer was named a director and President and Chief Executive Officer and was elected to the additional office of Chairman in June 1994. From 1979 to 1987, Mr. Blazer was employed at DeKalb Farmers Market in Atlanta, Georgia and served as its General Manager from 1983 until 1987 when he left to form the Company.

          TERRY L. RANSOM, age 49, has extensive knowledge of information systems integration and management. Prior to working for the Company, Mr. Ransom was most previously employed as Director of Hospital Information Services for the Scottish Rite Children's Medical Center in Atlanta, Georgia. In addition to extensive information systems and management consulting experience, Mr. Ransom has had more than ten years experience in various positions with AT&T including nearly three years experience as national manager for implementing and supporting systems projects for AT&T's Overseas Accounting Department. He also has experience launching new business ventures in a variety of industries. Mr. Ransom currently serves as Executive Vice President and Chief Administrative Officer of the Company and was first elected to the Board of Directors of the Company in September 1995.

          ROBERT C. GLUSTROM, age 44, has been a practicing attorney since 1976. Mr. Glustrom has extensive management experience: in 1985 he became President of a Hyatt Development Corporation affiliated company, founding and opening an international retail, water sports and boating company. In 1987, Glustrom helped organize and headed development of the Holmes Hotel Company for Colgate Holmes, the past president of the Ritz-Carlton Hotel Company. In addition, Mr. Glustrom serves as President of Broadstreet, Inc., a bank holding company, and serves as Co-Chairman of AmTrade International Banks based in Atlanta, Georgia and Miami, Florida. Mr. Glustrom was first elected to the Board of Directors of the Company in September 1995.

          JOHN D. BRANCH, age 40, has broad business experience in strategic and financial management, and is currently a Senior Vice President and Chief Financial Officer at Earl Scheib, Inc. Prior to joining Earl Scheib, Inc., Mr. Branch was Senior Vice President and Chief Financial Officer of Mac Frugals, a large national retailer. Preceding his tenure at Mac Frugals he was a Senior Vice President of Finance at Thrifty Payless Corporation, one of the largest retailers in the United States. Mr. Branch previously had ten years experience with Arthur Anderson & Co. and four years experience with The May Department Stores. Mr. Branch was first elected to the Board of Directors of the Company in September 1995.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of the date of this proxy statement with respect to the beneficial ownership of the Company's equity securities by (i) all persons known to the Company to own beneficially more than five percent (5%) of any class of voting securities of the Company,
(ii) each executive officer of the Company named in the Summary Compensation table on page 5 of this proxy statement, (iii) each director of the Company and each nominee for director, and (iv) all directors and executive officers of the Company as a group. Harry A. Blazer is the only holder of Class B Common Stock. Such shares are entitled to ten votes per share. If at any time any shares of Class B Common Stock are beneficially owned by any person other than Mr. Blazer (or entities controlled by him) or upon his death, such shares automatically convert to an equal number of shares of Class A Common Stock. Each share of Series A Preferred Stock is convertible into one share of Class A Common Stock
at any time, until the mandatory redemption date of December 1, 1999.   Unless
otherwise indicated, the named person has sole voting and investment power with respect to all shares.



                                   Shares Beneficially Owned                            Percent of
                                   -------------------------               Percent of      Total      Percent of Total
Beneficial Owner             Class                            Shares          Class     Outstanding    Voting Power/1/
----------------             ---------------------------------------       ----------   -----------   ----------------
Harry A. Blazer           Class A                              31,000/2/         *
                          Class B                           2,071,301/3/       100.00%
                          -------                           ---------                        28.44%            79.69%
                          Total                             2,102,301

David A. Pattillo         Class A                             360,144/4/         8.79         4.87              1.38
Robert Fleming            Preferred                           888,888/5/        72.73
   Nominees Ltd.          Class A                             350,000/6/         8.54
                          -------                             -------                        16.76              4.76
                          Total                             1,238,888

AXA Equity & Law          Preferred                           166,667           13.60         2.23                *
   Life Assurance
   Society/7/
Orbis Pension             Preferred                           111,111            9.10         1.49                *
   Trustees Ltd./1/
Lawrence H. Lukas         Class A                              11,950/9/         *              *                 *
Terry L. Ransom           Class A                              20,000/10/        *              *                 *
Robert C. Glustrom        Class A                              20,000/10/        *              *                 *
John D. Branch            Class A                              20,000/10/        *              *                 *

All directors and
    executive officers    Class A                              92,250            2.22
    as a group            Class B                           2,071,301          100.00%
                          -------                           ---------                        29.03%            79.73%
    (6 persons)           Total                             2,163,351

* less than 1 %

_______________________

     /1/Represents total voting power with respect to matters other than the election of directors. Holders of the Series A Preferred Stock are not entitled to vote with the Common Stock on the election of the four nominees for director.

     /2/Shares owned by Mr. Blazer's wife, with respect to which Mr. Blazer disclaims beneficial ownership.

     /3/Includes 2,069,400 shares owned by Harry Blazer, Inc., an entity of which Mr. Blazer is sole director and sole stockholder. Mr. Blazer's address is 1180 Upper Hembree Road, Roswell, Georgia 30076

     /4/Includes 111,750 shares held by Mr. Pattillo's wife. Mr. Pattillo's address is 10 Vermont Place, Atlanta, Georgia 30328.

     /5/Shares registered in the name of Robert Fleming Nominees Ltd. On behalf and for the benefit of investment funds managed by Robert Fleming, Inc. or one of its affiliates. The address of Robert Fleming Inc., is 1285 Avenue of the Americas, 16th Floor, New York, New York 10019.

     /6/Includes presently exercisable warrants to purchase 300,000 shares of Class A Common Stock.

     /7/The address for AXA Equity & Law Life Assurance Society is 20 Lincoln's Ninn Fields, London, WC2A 3ES, England.

     /8/The address for Orbis Pension Trustees Ltd. is One Connaught Place, London, W2 2DY, England.

     /9/Includes 200 shares owned by Mr. Lukas's children, with respect to which Mr. Lukas disclaims beneficial ownership and 11,750 shares subject to presently exercisable stock options.

     /10/Represents 20,000 shares subject to options which will be exercisable upon approval of the Director Plan.

          There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

COMMITTEES OF THE BOARD AND MEETINGS

          The Company's Board of Directors has the following standing committees:

          (a) The Executive Compensation Committee is currently comprised of the entire Board of Directors. The function of this committee is to establish salaries, bonuses and other compensation for the Company's officers. The Executive Compensation Committee held one meeting during the last fiscal year.

          (b) The Audit Committee is currently comprised of Mr. Branch. The function of this committee is to review and make recommendations to the Board of Directors on the Company's audit procedures and independent auditor's report to management, to recommend to the Board of Directors the appointment of independent auditors for the Company and to establish and monitor the Company's financial policies and control procedures. The Audit Committee held one meeting during the last fiscal year.

          (c) The Stock Option Committee is currently comprised of Messrs. Blazer and Glustrom. The function of this committee is to administer the Company's 1993 Management Incentive Plan, 1996 Directors Stock Option Plan and 1996 Employee Stock Purchase Plan. The Stock Option Committee acted one time by unanimous written consent during the last fiscal year.

          The Company does not have a Directors' Nominating Committee, that function being reserved to the entire Board of Directors.

          During the fiscal year ended January 31, 1996, the Board of Directors held a total of nine meetings: Five of the meetings were held by the Board consisting of Harry A. Blazer, Arthur M. Blank, Philip E. Casey, John A. Williams and David A. Pattillo and four meetings were held by the present Board consisting of Messrs. Blazer, Ransom, Branch and Glustrom. Each director attended at least 75% of the aggregate of the Board's (previous and present) meetings held by the Board of Directors and by committees of the Board on which such director served during the past fiscal year.

DIRECTORS' COMPENSATION

          The Company pays each of its directors a quarterly retainer of $2,500, as well as reimbursing its directors for any travel and related expenses incurred in connection with their physical attendance at each meeting of the Company's Board of Directors. As more fully described in Agenda Item Two, the Board of Directors has approved and recommends to the shareholders for adoption and ratification the Company's 1996 Directors Stock Option Plan (the "Director Plan") which authorizes grants of options to purchase an aggregate of 200,000 shares of Class A Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers, and persons who own more than 10% of the outstanding Class A Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Such officers, directors and 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended January 31, 1996, the Company's officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

EXECUTIVE COMPENSATION

          The following table sets forth the aggregate cash compensation paid to the Company's Chief Executive Officer and the Company's two other most highly compensated executive officers whose total salary and bonus for fiscal 1996 exceeded $100,000 (the Chief Executive Officer and such other executive officers are sometimes referred to herein as the "Named Executive Officers"), for fiscal 1996, 1995 and 1994:


                           SUMMARY COMPENSATION TABLE


                                                                                 Long-Term
                                                                                Compensation
                                                                                   Awards
                                                                                ------------
                                                       Annual Compensation       Securities
Name and                                                                         Underlying      All Other
Principal Position                   Fiscal Year      Salary           Bonus      Options/1/    Compensation
------------------                   -----------      ------           -----     -----------    ------------
Harry A. Blazer                         1996         $100,000            --          None/4/         --
Chairman, President and Chief           1995          100,000            --          None            --
Executive Officer                       1994          154,961/2/    $48,800/3/       None            --


Lawrence H. Lukas                       1996         $146,000            --         7,000            --
Vice President/5/                       1995          106,446            --        10,000            --
                                        1994           97,554            --          N/A             --

Robert C. Aldworth                      1996      $269,443.21            --       100,000         $100,000/6/
Chief Administratve Officer

_____________________________
     /1/See "Option Grants in Last Fiscal Year" table for additional information regarding op ions granted in fiscal 1996 to the Named Executive Officers.

     /2/Includes $8,500 paid to Mr. Blazer as a partner's draw for the period from February 1, 1993 until the Company's incorporation on April 1, 1993, during which period the Company was operated as a limited partnership.

     /3/Consists of a special profit allocation to Mr. Blazer equal to 6.5% of the $750,000 of consulting fees earned by the Company in fiscal 1993.

     /4/Mr. Blazer, as a member of the Stock Option Committee, is not eligible to receive stock option grants pursuant to the Company's 1993 Management Incentive Stock Option Plan.

     /5/For fiscal year 1994, a portion of the compensation paid by the Company for the services of Mr. Lukas was paid to a corporation of which Mr. Lukas is the sole shareholder.

     /6/By mutual agreement of Mr. Aldworth and the Company, Mr. Aldworth left the employment of the Company on October 31, 1995. The amount shown represents a one-time payment to Mr. Aldworth upon his leaving the Company's employment for the settlement of disputed claims. In addition, all stock options held by Mr. Aldworth terminated upon resignation.

     The following table presents information regarding fiscal 1996 grants to the Named Executive Officers of options to purchase shares of the Company's Class A Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       Potential Realizable
                                                                                          Annual Rates of
                                                                                            Stock Price
                                                                                          Appreciation for
                                                Individual Grants                          Option Term/1/
                            ---------------------------------------------------------  ----------------------
                             Number of      % of Total
                            Securities       Options
                            Underlying      Granted to     Exercise or
                             Options       Employees in    Base Price     Expiration
Name                         Granted/2/     Fiscal Year     ($/Share)        Date         5%         10%
-------------------------   -----------    ------------    -----------    ----------      --         ---
Harry A. Blazer/3/              --              --              --            --          --         --

Robert C. Aldworth/4/        100,000            74%           $8.75        02/09/05       --         --

Lawrence H. Lukas              7,000             5%           $8.50        02/23/05     $37,419   $94,828

          The following table presents information regarding the value of options outstanding at January 31, 1996 held by the Named Executive Officers. There were no options exercised by the Named Executive Officers in fiscal 1996.


                       FISCAL 1996 YEAR-END OPTION VALUES

                         Number of Securities Underlying    Value of Unexercised
                             Unexercised Options at       In-the-Money Options at
                                 Fiscal Year-End             Fiscal Year-End/5/
                         -------------------------------  ------------------------
                                               Not                         Not
         Name              Exercisable     Exercisable    Exercisable  Exercisable
    --------------         -----------     -----------    -----------  -----------
Lawrence H. Lukas           11,750          12,250             $0          $0

Robert C. Aldworth/4/          --              --              $0          $0


__________________
          /1/The dollar amounts under these columns represent the potential realizable value of each option assuming that the market price of the Class A Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by regulation and therefore are not intended to forecast possible future appreciation, if any, of the price of the Class A Common Stock.

          /2/Total number of shares underlying options granted to employees for fiscal 1996 was 135,500. All options have a term of ten years. The exercise price of the options granted is equal to the fair market value of the Company's Class A Common Stock on the date of the grant. The options vest in four annual installments of 25% each, beginning on the first anniversary of the grant.

          /3/Mr. Blazer, as a member of the Stock Option Committee, is not eligible to receive stock option grants pursuant to the Company's 1993 Management Incentive Stock Option Plan.

          /4/Mr. Aldworth's employment with the Company terminated on October 31, 1995. All stock options expired upon resignation. Therefore, at fiscal year-end, Mr. Aldworth held no options.

          /5/At fiscal year-end, none of the options noted were "in-the-money" based on a closing price of $2.875 per share of Class A Common Stock on January 31, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          As noted above, the current members of the Executive Compensation Committee are the entire Board of Directors. None of these individuals served as a member of the compensation committee or other board committees performing similar functions of any other entity during fiscal 1996. Prior to September 1995, the members of the Executive Compensation Committee were Arthur M. Blank, Philip E. Casey and John A. Williams, each of whom is no longer a member of the Board of Directors. To the Company's knowledge, Mr. Williams owns 27.5% of CNM Associates, which received a management fee of $65,349.92 for managing the Company's Cobb County megastore during fiscal 1996. Management believes that said fee is no greater than the usual and customary fees paid to a real estate property manager in transactions of this nature.

          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Executive Compensation Committee on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

          In accordance with the proxy statement rules of the Securities and Exchange Commission, the Executive Compensation Committee of the Board of Directors has furnished the following report on the Company's executive compensation policy for the Chief Executive Officer and the executive officers of the Company for the fiscal year ended January 31, 1996.

          The Company's policy with regard to executive compensation has been designed to:

          . Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and to do so in a manner that is commensurate with compensation paid by companies of comparable size within the Company's industry;

          . Reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term shareholder value of the Company; and

          . Align the interests of executive officers with those of the Company's shareholders with respect to short-term operating results and long-term shareholder value.

          The primary components of compensation paid by the Company to executive officers, and the relationship of such components to the Company's performance, are discussed below.

Base Salary

          Each year, the Executive Compensation Committee reviews and approves the base salaries to be paid by the Company during the following year to members of senior management. Annual adjustments to base salaries are determined based on the individual's performance and contributions to the Company's success.

          During fiscal 1995, at the request of Harry A. Blazer, the Company's Chief Executive Officer, the Executive Compensation Committee agreed to reduce Mr. Blazer's salary to $100,000. The decision to maintain Mr. Blazer's compensation at $100,000 during fiscal 1996 was based on the rationale that he not receive compensation that might be perceived as excessive by the Company's shareholders in light of the disappointing performance of the Company during recent years. In support of its decision relating to Mr. Blazer's salary, the Committee acknowledged that Mr. Blazer remained amply incentivized to improve the Company's performance by virtue of his position as the controlling stockholder of the Company. The Committee believes that Mr. Blazer's fiscal 1996 compensation was significantly less than the average salary for president/chief executive officers in publicly traded retail trade companies with $150 million in annual revenue/1/. The Board of Directors voted (with Mr. Blazer abstaining) to increase Mr. Blazer's salary for fiscal 1997 to $200,000.

          All of the other key executives' salaries were also significantly less than the average market value paid to executives with similar responsibilities in the comparison group.

Stock Options

          The Company has, from the date of its initial public offering, utilized stock option grants as an incentive for executive performance./2/ Stock option grants provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the rewards of stock appreciation. Stock option grants have value only if the stock appreciates in value from the date the options are granted. Executives are encouraged to hold shares upon the exercise of the options, linking their interests to those of other shareholders.

Bonuses

          In fiscal 1996, the Company did not utilize the payment of bonuses as part of its compensation to executive officers.

Summary

          The Committee remains committed to the implementation of compensation practices that are increasingly linked to the performance of the Company. It believes that the current compensation policies and practices are appropriate considering the Company's disappointing performance during the last fiscal year. As the Company's performance improves, it is anticipated that performance-based compensation practices will be implemented.


Harry A. Blazer
Terry L. Ransom
Robert C. Glustrom
John D. Branch

_____________________

          /1/The comparison group used for purposes of this report includes public companies in the retail trade business with annual revenue of $150 million, as identified in Executive Compensation Survey: Top Management
                          ---------------------------------------------
Regression Analysis Report, by Wyatt Data Services (1994-95 Edition).
--------------------------

          /2/Mr. Blazer, as a member of the Stock Option Committee, is not eligible to receive stock option grants pursuant to the Company's 1993 Management Incentive Stock Option Plan.

SHAREHOLDER RETURN PERFORMANCE GRAPH

          Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return of the Nasdaq Market Index and a composite index for corporations in the same industry as the Company (i.e., classified under the same Standard Industrial Classification Code) (the "Industry Index") for the period commencing May 20, 1993 (the date the Company's Class A Common Stock commenced trading on the Nasdaq National Market) and ending January 31, 1996. The graph assumes that the value of the investment in the Company's Class A Common Stock and each index was $100 on May 20, 1993. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period. The Company has not paid any dividends during the period covered by the graph.


------------------------------------------------------------------------------------------
                                            5/20/93     1/31/94     1/31/95     1/31/96
------------------------------------------------------------------------------------------
Harry's Farmers Market                      $100.00      $88.46      $51.28      $14.74
------------------------------------------------------------------------------------------
Industry Index                              $100.00     $104.57     $107.64     $132.03
------------------------------------------------------------------------------------------
NASDAQ Market Index                         $100.00     $112.26     $106.09     $148.55
------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          For information regarding transactions between the Company and John A. Williams, see "Compensation Committee Interlocks and Insider Participation" on page 7 of the Proxy Statement.


                                AGENDA ITEM TWO
               PROPOSAL TO ADOPT 1996 DIRECTOR STOCK OPTION PLAN

GENERAL DESCRIPTION OF 1996 DIRECTOR STOCK OPTION PLAN

          Subject to the approval by the vote in favor of the 1996 Director Stock Option Plan (the "Director Plan") by persons holding a majority of the shares of Common Stock in attendance or represented and entitled to vote at the Meeting, the Board of Directors of the Company approved as of March 5, 1996 the Director Plan and reserved 200,000 shares of Class A Common Stock for issuance thereunder. All statements made in the following summary of the Director Plan are qualified by reference to the full text of the Director Plan attached to this Proxy Statement as Exhibit A.
                        ----------

Summary of Director Plan

          The Director Plan provides for the grant of nonqualified stock options to purchase shares of Class A Common Stock ("Director Option") to directors of the Company who are not holders of more than 5% of the shares of stock of the Company. Currently, there are three directors of the Company eligible to participate in the Director Plan. Mr. Blazer is not eligible to participate based on his share holdings. The Board of Directors believes that stock options are an important component of compensation as a long-term incentive that aligns the interest of directors with the Company's shareholders. The Board believes the Director Plan will benefit the Company by assisting in recruiting and retaining directors with ability and initiative, providing greater incentive for directors of the Company, and associating the interests of directors with those of the Company and its shareholders through opportunities for increased stock ownership.

          Options granted under the Director Plan are nonqualified stock options. A stock option entitles the holder thereof to purchase shares of Class A Common Stock from the Company at the option exercise price. The Director Plan provides that (i) each eligible director serving on the effective date of the Director Plan (March 5, 1996) will be granted an option to purchase 30,000 shares of Class A Common Stock of the Company,(ii) each eligible director first elected or appointed to the Board of Directors subsequent to the effective date of the Director Plan other than by a vote of the shareholders at any annual meeting of shareholders will be granted an option to purchase 10,000 shares of Class A Common Stock upon the date of his election or appointment to the Board, and (iii) on the day immediately following the day of each annual meeting of shareholders occurring subsequent to the first anniversary of the effective date of the Director Plan, each eligible director will be granted an option to purchase 10,000 shares of Class A Common Stock, provided that such eligible director shall not have been granted a Director Option under clause (ii) above during the same calendar year. The option exercise price is fixed at the time the option is granted at fair market value on the date of grant as determined by the closing sales price of the Company's shares on the Nasdaq Stock Market on the business day immediately preceding such date. The option exercise price may be paid in cash or with shares of Class A Common Stock or a combination of cash and Class A Common Stock.

          All awards made under the Director Plan are evidenced by written agreements between the Company and the holder. No option shall be exercisable
(i) 30 days after the date of termination if the optionee's position as a Director terminates other than by reason of the optionee's death or disability,
(ii) one year after the death or disability of optionee, or (iii) after the expiration of five years from the date the option was granted.

          A maximum of 200,000 shares of Class A Common Stock may be issued upon the exercise of options. Subject to the approval of the Director Plan by the Company's shareholders at the Annual Meeting, options for the purchase of an aggregate of 90,000 shares were issued effective March 5, 1996, at an exercise price of $3.00 per share to the three eligible directors, namely Messrs. Glustrom, Branch and Ransom.

          Currently, no options may be granted pursuant to the Director Plan after March 5, 2006. The Board of Directors may, without further action by the shareholders, terminate, suspend or amend the Director Plan in whole or part, not more than once every six months, except that no such amendment may become effective until shareholder approval is obtained if the amendment increases the number of shares of Class A Common Stock that may be issued under the Director Plan, materially increases the benefits to participants in the Director Plan or materially changes the class of individuals who are eligible to participate in the Director Plan.

Federal Income Tax Consequences of Nonqualified Stock Options

          An optionee will not be subject to tax at the time a nonqualified option is granted; however, an optionee who exercises a nonqualified option will include in income as of the date of exercise the difference between (a) the fair market value of the Class A Common Stock as of the date of exercise and (b) the amount paid for Class A Common Stock upon exercise of the Director Option. The optionee's federal income tax cost basis for the Class A Common Stock will be the amount paid for the Class A Common Stock plus the income recognized. If an optionee uses Class A Common Stock in full or partial payment of the exercise price of a nonqualified option, then the exchange should not affect the federal income tax treatment of the exercise. The optionee will realize no gain or loss with respect to the Class A Common Stock so used. The net additional shares of Class A Common Stock received upon such exercise by the optionee will have a federal income tax cost basis equal to the ordinary income recognized as a result of the option exercise (plus the amount of any cash used in the option exercise) and a holding period commencing upon the date such income is recognized. Subsequent sale of such Class A Common Stock will result in a capital gain or loss equal to the difference between the optionee's federal income tax cost basis for the Class A Common Stock and the sale price. The Company will be entitled to a federal income tax deduction as of the date the optionee recognizes ordinary income in the amount of ordinary income recognized by the optionee. In addition, the Company may be required to withhold income tax and employment tax with respect to the ordinary income recognized by the optionee at the time of exercise.

          The approval of the adoption of the Director Plan requires the affirmative vote of a majority of the shares present or represented by properly executed and delivered proxies and entitled to vote at the meeting. A copy of the Director Plan, as proposed for adoption, is attached to this Proxy Statement as Exhibit A.
   ---------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE DIRECTOR PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.



                               AGENDA ITEM THREE
              PROPOSAL TO ADOPT 1996 EMPLOYEE STOCK PURCHASE PLAN

          At a meeting of the Board of Directors of the Company on March 5, 1996, the Board of Directors unanimously approved and recommended to the shareholders the adoption of the 1996 Employee Stock Purchase Plan for employees of the Company and its subsidiaries (the "Stock Purchase Plan"). The Stock Purchase Plan was established pursuant to the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the principle features of the Plan are summarized below. All statements made in the following summary of the Stock Purchase Plan are qualified by reference to the full text of the Stock Purchase Plan attached to this Proxy Statement as Exhibit B.
                                                               ----------

Purpose

          The purpose of the Stock Purchase Plan is to provide a method whereby all eligible employees of the Company may acquire a proprietary interest in the Company through the purchase of Class A Common Stock. Under the Stock Purchase Plan, payroll deductions are used to purchase the Company's Class A Common Stock.

Reservations of Shares

          An aggregate of 300,000 shares of Class A Common Stock of the Company will be reserved for issuance under the Stock Purchase Plan. In the event of corporate changes affecting the Company's Class A Common Stock, such as reorganizations, share splits, share dividends, mergers, consolidations or otherwise, the Company will make appropriate adjustments in the number of shares reserved under the Stock Purchase Plan. The Board of Directors believes that the Stock Purchase Plan will serve as an incentive for the Company to retain employees of training, experience and ability, to encourage a sense of proprietorship of such persons and to stimulate the active interests of such persons in the development and financial success of the Company.

Administration

          The Plan is administered by the Stock Option Committee of the Board of Directors ("the Committee"). All determinations by the Committee are final and conclusive.

Eligibility

          All employees (including officers of the Company) who have been continuously employed for 180 days or more by the Company or its subsidiaries (during which such employee's worked 1,000 or more hours) as of the commencement of any offering period under the Stock Purchase Plan, are eligible to participate in the Stock Purchase Plan. All employees of the Company on the effective date of the Stock Purchase Plan are eligible to participate. The employee must enroll in the Stock Purchase Plan prior to the commencement of any such offering periods by authorizing payroll deductions of any whole percentage from one percentage (1%) to ten percent (10%) of such participant's compensation (as defined to include without limitation overtime, commissions and bonuses) to be applied toward the purchase of the Company's Class A Common Stock, which may not be increased or decreased during any offering period unless otherwise allowed by the Committee. No employee shall be eligible to enroll under the Stock Purchase Plan who, at the time of enrollment, owns stock possessing 5% or more of the total combined voting power of the Company. The Company estimates that approximately 1,200 employees are eligible to participate in the Stock Purchase Plan. Mr. Blazer is not eligible to participate in the Stock Purchase Plan due to his greater than 5% ownership of Common Stock. All other executives officers and eligible employees of the Company are entitled to participate in the Stock Purchase Plan.

Purchase Terms

          An employee electing to participate in the Stock Purchase Plan must authorize a whole percentage (not less than 1% nor more than 10%) of the employee's compensation to be deducted by the Company from the employee's pay during each pay period included within the offering periods (the "Offering Periods"). Unless otherwise determined by the Committee, the Offering Periods commence on January 1 of each year and terminate on December 31 of such year (except that the first Offering Period is expected to be for a period from July 1, 1996 to December 31, 1996). On the first business day of each of the Offering Periods, the Company will grant to each participant an option to purchase shares of Class A Common Stock of the Company. On the last day of each of the Offering Periods, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions. In no event, however, may the employee purchase Class A Common Stock having a fair market value (measured at commencement of the Offering) in excess of $25,000. The option price under the Stock Purchase Plan is equal to 85% of the fair market value of the Class A Common Stock on the last day of business of the applicable Offering Period. No interest will be paid on amounts deducted from an employee's pay and used to purchase Class A Common Stock under the Stock Purchase Plan.

          A participant may voluntarily withdraw from the Stock Purchase Plan at any time by giving at least 30 days notice to the Company prior to the end of the Offering Period and shall receive on withdrawal the cash balance (without interest) then held in the participant's account. Upon termination of employment for any reason, including resignation, discharge, disability or retirement, or upon death of a participant, the balance of the participant's account (without interest) shall be paid to the participant or his or her designated beneficiary. However, in the event of the participant's death, the participant's beneficiary may elect to exercise the participant's option to purchase such number of full shares which such participant's accumulated payroll deductions will purchase at the applicable price.

Amendment or Termination

          The Board of Directors may, at any time, amend, suspend or discontinue the Stock Purchase Plan provided no such suspension or discontinuance may adversely affect any outstanding options. The Stock Purchase Plan provides that, without shareholder approval, no amendment may (i) increase materially the maximum number of shares issuable under the Stock Purchase Plan (except for adjustments as a result of corporate changes affecting the Company's Class A Common Stock specifically authorized in the Stock Purchase Plan), (ii) increase materially the benefits accruing to participants under the Stock Purchase Plan or (iii) modify materially the requirements as to the eligibility for participation in the Plan. The Stock Purchase Plan will terminate on its own terms on December 31, 2006.

Miscellaneous

          The proceeds received by the Company from its sale of Class A Common Stock pursuant to the Stock Purchase Plan will be used for general corporate purposes. The Company is not obligated to hold the accrued payroll deductions in a segregated account. The Stock Purchase Plan will be effective as of the latter to occur of (a) July 1, 1995 or (b) the date on which each of the following shall have occurred: (i) this Stock Purchase Plan shall have been approved by the shareholders of the Company and (ii) a registration statement for the Stock Purchase Plan shall have become effective under the Securities Act of 1933, as amended.

Certain Federal Income Consequences

          The following general description of federal tax consequences is based on current statutes, regulations and interpretations, and does not include possible state or local income tax consequences. The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of
Section 423 of the Code with the following principle tax consequences.

          Amounts deducted from a participant's pay under the Stock Purchase Plan are included in the participant's compensation subject to federal income and employment taxes. The Company will withhold taxes on these amounts.

          The purchase of Class A Common Stock under the Stock Purchase Plan will not result in an employee's realization of taxable income, thus permitting employees to acquire stock in the Company without immediate tax consequences. An employee who does not dispose of Class A Common Stock so purchased until at least two years after the date of enrollment and 12 months after the date of purchase will also receive long-term capital gain treatment for any appreciation in value of such employee's Class A Common Stock over the fair market value at the time of enrollment for the calendar year such purchase is effective. Such capital gain treatment is not, however, available for the 15% discount at which the Class A Common Stock is initially purchased, and an employee who meets the holding requirements above is required to include as ordinary income at the time of such employee's death or disposition of such employee's Class A Common Stock the lesser of (i) the excesses of its fair market value over the price at the time enrollment is effective or (ii) the excesses of its fair market value at the time of disposition or death over the amount such employee actually paid for such shares. If an employee sells such employee's Class A Common Stock under such circumstances for less than such employee paid for such shares, there is no ordinary income and such employee will realize a long-term capital loss on the difference. Any ordinary income realized by an employee will increase the basis of such employee's Class A Common Stock for purposes of determining the amount of any gain or loss realized upon its disposition.

          With limited exceptions, an employee who fails to retain Class A Common Stock purchased under the Stock Purchase Plan until at least two years after the effective date of enrollment and 12 months after the date of purchase is considered to have made a "disqualifying disposition" and forfeits the special tax treatment extended under Section 423 of the Code. In general, such an employee recognizes ordinary income at the time of such disposition equal to excess of market value of the Class A Common Stock at the exercise date over the purchase price paid. Such fair market value as of exercise date becomes the tax basis for determining any further gain or loss at the time of disposition of the Class A Common Stock. In determining whether that gain or loss is short-term or long-term, the holding period is calculated from the date of purchase. A capital gain or loss is long-term if the shares have been held for more than 12 months.

          The Company is entitled to a deduction equal to the amount of ordinary income realized by an employee who makes a disqualifying disposition.
Otherwise, the Company is not entitled to any deduction on account of the purchase of Class A Common Stock under the Stock Purchase Plan.

          The approval of adoption of the Stock Purchase Plan requires the affirmative vote of a majority of the shares present or represented by properly executed and delivered proxies and entitled to vote at the Meeting. A copy of the Stock Purchase Plan, as proposed for adoption, is attached to this Proxy Statement as Exhibit B.
             ----------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STOCK PURCHASE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

          Grant Thorton LLP, the Company's independent auditors since 1990, have been appointed by the Board of Directors as the Company's independent auditors for fiscal 1997. A representative of Grant Thorton LLP is expected to be present at the meeting, to be available to answer appropriate questions and to make a statement if desired.


       SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

          Shareholder proposals to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received at the Company executive offices at 1180 Upper Hembree Road, Roswell, Georgia 30076, addressed to the attention of the Secretary, by February 15, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                                 ANNUAL REPORT

          The Company's 1996 Annual Report is concurrently being mailed to shareholders. The Annual Report contains consolidated financial statements of the Company and the report thereon of Grant Thorton LLP, independent public accountants.

                                  By Order of the Board of Directors

                                  /s/ John L. Latham

                                  John L. Latham
                                  Secretary

May 20, 1996

                                   EXHIBIT A
                                   ---------

                        1996 DIRECTOR STOCK OPTION PLAN
                                      FOR
                         HARRY'S FARMERS MARKET, INC.


     1.   PURPOSE

     This 1996 Director Stock Option Plan of Harry's Farmers Market, Inc. (the "Company") is intended as an incentive to retain as directors on the Board of Directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

     2.   DEFINITIONS

     As used herein, the following terms shall have the meaning indicated:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly-owned subsidiary of the Company, or
(iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

     (c) "Common Stock" shall mean the Class A Common Stock, no par value per share, of the Company.

     (d) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 6(c) hereof.

     (e)  "Director" shall mean a member of the Board.

     (f) "Eligible Person(s)" shall mean those persons who are Directors of the Company and do not own, either directly or indirectly, in excess of 5% of the Company's voting capital stock.

     (g) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

     (h) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price on the business day preceding such date. For this purpose, the Closing Price of the Shares on any business day shall be: (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation; (ii) if Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system; (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five (5) of the ten (10) preceding days; or, (iv) in lieu of the above, if actual transactions in the Shares are reported on a consolidated transaction reporting system, the last sale price of the Shares for such day and on such system.

     (k) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

     (l) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option, as defined in Section 422 of the Internal Revenue Code.

     (m) "Option" (when capitalized) shall mean any option granted under this Plan.

     (n) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

     (o) "Plan" shall mean this 1996 Director Stock Option Plan of Harry's Farmers Market, Inc.

     (p)  "Share(s)" shall mean a share or shares of the Common Stock.

     (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chains.

     3.   TOTAL AGGREGATE SHARES

     Subject to adjustments provided in Section 14 hereof, a total of 200,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be the subject of any Option under the Plan.

     4.   RULE 16B-3 PLAN AND SHAREHOLDER APPROVAL

     The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan will be subject to approval by shareholders of the Company owning a majority of the issued and outstanding shares of Common Stock (including the holders of the Class B Common Stock of the Company) present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

     5.   TYPE OF OPTIONS

     An Option granted hereunder shall be a Nonqualified Stock Option.

     6.   AUTOMATIC GRANT OF OPTION

          (a) Options shall be granted only to Eligible Persons. Each Option shall be evidenced by an Option agreement, which shall contain terms that are not inconsistent with this Plan or applicable laws.

          (b) The Options granted to Directors under this Plan shall be in addition to regular director's fees or other benefits with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Options granted under the Plan shall confer upon any person any right to continue to serve as a Director.

          (c) Options shall automatically be granted to each Eligible Person as follows:

               (i) each Eligible Person serving as a Director on the effective date (as defined in the last paragraph of this Plan) of the Plan shall be granted an Option to purchase 30,000 Shares;

               (ii) each Eligible Person first elected or appointed to the Board subsequent to the effective date of the Plan other than by a vote of shareholders at any Annual Meeting of Shareholders of the Company shall be granted an option to purchase 10,000 Shares upon the date of his election or appointment to the Board; and

               (iii) on the day immediately following the day of each Annual Meeting of Shareholders of the Company occurring subsequent to the first anniversary of the effective date of the Plan, such Eligible Person shall be granted an option to purchase 10,000 Shares provided, that, such Eligible Person shall not have been granted an Option under clause (ii) of this subsection (c) during the same calendar year as the year of such Annual Meeting of Shareholders.

          (d) Except for the automatic grants of Options under subsection (c) of this Section 6, no Options shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     7.   EXERCISE PRICE

     The exercise price of each Share placed under an Option pursuant to this Plan shall be the Fair Market Value of such Share on the Date of Grant; provided, however, that grants of Options pursuant to Section 6(c)(i) shall have an exercise price of $3.00 per share.

     8.   VESTING SCHEDULE

          Shares subject to an Option shall vest in one-third (1/3) increments on each of the first three anniversaries of the Date of Grant; provided, however, that the Shares subject to Options pursuant to Section 6(c)(i) shall vest as follows: 20,000 Shares on the Date of Grant and the remaining 10,000 Shares shall vest on the day prior to the date of the annual meeting of shareholders of the Company to be held in 1997.

     9.   EXERCISE OF OPTION

          (a) After the six-month anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part.

          (b) Options may be exercised: (i) during the Optionee's lifetime, solely by the Optionee or, (ii) after Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

          (c) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable Options agreement; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and, (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

          (d) The exercise price of any Shares purchased shall be paid (i) solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Board) or, (ii) at the option of the Optionee in Common Stock theretofore owned by such Optionee (or by a combination of the above); provided; however, that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option, and, provided, further, that such exercise transaction shall not result in a violation of Section 16 of the Exchange Act. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

          (e) The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

     10.  TERMINATION OF OPTION PERIOD

          (a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

               (i) if the Optionee's position as a Director of the Company terminates, other than by reason of such Optionee's death or disability, thirty (30) days after the date that the Optionee's position as a Director of the Company terminates;

               (ii)   One (1) year after the death of Optionee;

               (iii) One (1) year after the date on which the Optionee's position as Director is terminated by reason of a mental or physical disability determined by a medical doctor satisfactory to the Company; or

               (iv)   five (5) years after the Date of Grant of such Option.

          (b) The Board of Directors of the Company in its sole discretion may, by giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of a Change of Control, any portion of an Option that remains unexercised on such date. Such Cancellation Notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.

     11.  TERMS OF OPTION

     Each Option granted under this Plan shall have a term of five (5) years from the Date of Grant of such Option.

     12.  ASSIGNABILITY OF OPTIONS

     No Option shall be assignable or otherwise transferable, except to members of the Optionee's immediate family or by will, or the laws of descent and distribution.

     13.  ADJUSTMENTS

          (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares, through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and, with respect to Options, the exercise price per Share): (i) subject to outstanding Options; (ii) reserved under the Plan; and (iii) granted as subsequent Options.

          (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Option, each Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share: (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity); and (ii) any other notes, evidences of indebtedness or other property, that the Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Shares immediately prior to such merger, consolidation or other reorganization.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     14.  PURCHASE FOR INVESTMENT.

     As a condition of any issuance of a stock certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

     (a) a representation and warranty by the Optionee to the Company, at the time his Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

     (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     15.  AMENDMENTS, MODIFICATIONS, SUSPENSION OR DISCONTINUANCE OF THIS PLAN.

     For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any change in the provisions of Rule 16b-3 that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding or the vote of the shareholders of the Company as provided in Section 4 hereof, to (i) increase materially the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the Plan); (ii) increase materially the benefits accruing to Optionees under the Plan; or (iii) modify materially the requirements as to eligibility for participation in the Plan.

     16.  GOVERNMENTAL REGULATION.

     This Plan and the granting of Options and the exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.  MISCELLANEOUS.

     (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

     (b)  This Plan shall be governed by the laws of the State of Georgia.

     (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

     (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

     18.  EFFECTIVE DATE AND TERMINATION DATE.

     The effective date of this Plan is as of March 5, 1996, the date on which the Board adopted this Plan, but is subject to the approval of the holders of a majority of the common shares (both Class A and Class B) present either in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present representing a majority of all outstanding voting common shares (both Class A and Class B) either in person or by proxy. In the event that such shareholder approval is not obtained, all options granted pursuant to the Plan shall be null and void. This Plan shall terminate on the tenth anniversary of the effective date.


                               HARRY'S FARMERS MARKET, INC.


                               By:/s/ Harry A. Blazer
                                  ----------------------------------------------

                               Printed:Harry A. Blazer
                                       -----------------------------------------

                               Title:President and Chief Executive Officer
                                     -------------------------------------------

                                   EXHIBIT B
                                   ---------

                         HARRY'S FARMERS MARKET, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.

     Harry's Farmers Market, Inc. 1996 Employee Stock Purchase Plan (the "Plan") is being established for the benefit of employees of Harry's Farmers Market, Inc., a Georgia corporation (the "Company"), its wholly owned subsidiaries and any subsequently designated subsidiaries of the Company. The Plan is intended to provide the employees of the Employer with an opportunity to purchase Class A Common Stock, no par value per share, of the Company (the "Shares"), through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2.   DEFINITIONS.

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, share dividend, share split or reverse share split, combination or exchange of shares, repurchase of Shares, change in corporate structure or otherwise.

     (c)  "Change in Control" of the Company shall have the meaning given in
Section 16(b) hereof.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein. No Board member will be eligible to serve on such Committee if that Board member has within the twelve (12) month period preceding the date of his or her initial appointment to the Committee participated in the Plan.

     (f) "Company" shall mean Harry's Farmers Market, Inc., a corporation organized under the laws of the State of Georgia, or any successor corporation.

     (g) "Compensation" shall mean the fixed salary, wages, commissions, overtime pay and bonuses paid by an Employer to an Employee as reported by the Employer to the United States government for Federal income tax purposes, including an Employee's portion of compensation deferral contributions pursuant to Section 401(k) of the Code, any amount excludable pursuant to Section 125 of the Code and/or any non-qualified compensation deferral, but excluding any foreign service allowance, severance pay, expenses or any benefit paid by a third-party payer under any employee plan maintained by the Employer.

     (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee's Employer, if such leave is for a continuous period of not more than one year or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (i) "Designated Subsidiaries" shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations which become Subsidiaries of the Company after the adoption of the Plan.

     (j) "Effective Date" shall have the meaning set forth in Section 22 hereof.

     (k) "Employee" shall mean any person, including an officer, who as of an Offering Date is regularly employed by the Company, a wholly owned Subsidiary of the Company or a Designated Subsidiary of the Company and who has completed 180 days of a Year of Service. Notwithstanding the requirement of a Year of Service, all persons employed by the Company on the Effective Date shall be considered "Employees" for purposes of the Plan.

     (l) "Employer" shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company, a wholly-owned Subsidiary of the Company or a Designated Subsidiary of the Company.

     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (n) "Exercise Date" shall mean the last business day of each Offering Period, except as the Committee may otherwise provide. For purposes of the Plan, the term "business day" means a day on which there is permitted trading of the Shares on the Nasdaq National Market or on a national securities exchange, whichever is applicable; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the State of Georgia.

     (o)  "Fair Market Value" per Share as of a particular date shall mean:

          (i) the closing sales price, regular way for the Shares on any national securities exchange on which the Shares are actively traded on such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

          (ii) if there is no price as specified in (i), the mean of the last reported bid-and-asked quotations regular way, for the Shares on such exchange on such date (or if there was no such quotations on such date, the next preceding date); or

          (iii) if there also is no price as specified in (ii), the closing sales price, regular way, or in the absence thereof the mean of the last reported bid-and-asked quotations, for the Shares on the other exchange on which the Shares are permitted to trade having the greatest volume of trading in the Shares during the 30-day period preceding such date, on such date (or if there were no such qutotations on such date, the next preceding date); or

          (iv) if there also is no price as specified in (iii), the final reported sales price, or if not reported in the following manner, the highest bid quotation, in the over-the-counter market for the Shares as reported by Nasdaq, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

          (v) if there also is no price as specified in (iv), the price determined by the Committee by reference to the bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current fair market value; or

          (vi) if there also is no price as specified in (v), the price determined by the Committee for the date in question.

     (p) "Offering Date" shall mean the first business day of each Offering Period. The Offering Date of an Offering Period is the grant date for the options offered in such Offering Period. Notwithstanding the foregoing, the first Offering Date following adoption of the Plan shall be the first business day on or after the Effective Date.

     (q) "Offering Period" shall mean each twelve (12) month period commencing January 1 and ending December 31 during the term of the Plan, and except that the Committee shall have the power to change the duration of Offering Periods; however, no option granted under the Plan shall be exercisable more than twenty-seven (27) months from its date of grant. Notwithstanding the foregoing, the first Offering Period following the adoption of the Plan shall begin on the Effective Date and end on December 31, 1996.

     (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

     (s)  "Participant" shall mean an Employee who participates in the Plan.

     (t) "Plan" shall mean Harry's Farmers Market, Inc. 1996 Employee Stock Purchase Plan, as amended from time to time.

     (u) "Plan Year" shall mean the calendar year, except that the Committee shall have the power to change the Plan Year.

     (v) "Shares" shall mean the Class A Common Stock, no par value per share, of the Company.

     (w) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

     (x) "Year of Service" shall mean each successive period of twelve consecutive months (from an Employee's original employment date) during which the Employee's hours of employment are 1,000 hours or more.

3.   ELIGIBILITY.

     (a) Subject to the requirements of Sections 4(b) and 20(d) hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date.

     (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) which permits such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the Employee's accumulated payroll deductions on the last day of the Offering Period would otherwise enable the Employee to purchase Shares in excess of the Section 423(b)(8) limitation described in this Section, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the Shares actually purchased shall be credited towards the next Offering Period. In the event the Employee elects to discontinue participation in the Plan, such amount shall be promptly refunded to the Employee by the Company, without interest.

4.   GRANT OF OPTION; PARTICIPATION; PRICE.

     (a) On each Offering Date the Company shall commence an offering by granting each eligible Employee an option to purchase Shares, subject to the limitations set forth in Section 3(b) and Section 10 hereof.

     (b) Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, by filing an agreement with his or her Employer authorizing payroll deductions in accordance with Section 5 hereof. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date. Such authorization to make payroll deductions must be received by the Company at least twenty (20) days before the next succeeding Offering Date.

     (c) The option price per Share subject to an offering shall be 85% of the Fair Market Value of the Shares on the Exercise Date of reference; and, provided further that the option price per Share shall never be less than the par value per Share.

5.   PAYROLL DEDUCTIONS.

     Subject to Section 4(b) hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from 1 percent to 10 percent of such Participant's Compensation each pay period (the permissible range and any other limitation applicable to Participants as a whole within such percentages to be determined by the Committee from time to time). A Participant may not increase or decrease such payroll deduction (provided that a Participant may withdraw from the Plan under Section 8) during each Offering Period (unless otherwise allowed by the Committee in its sole discretion). All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan.

6.   EXERCISE OF OPTION.

     (a) Unless a Participant withdraws from the Plan as provided in Section 8 hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share, for which purposes the purchase amount shall be rounded to the next lower whole number of Shares) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions.

     (b) Any cash balance remaining in a Participant's account after the termination of an Offering Period will be carried forward to the Participant's account for the purchase of Shares during the next Offering Period if the Participant has elected to continue to participate in the Plan. Otherwise the Participant will receive a cash payment equal to the cash balance of his or her account.

     (c) The Shares purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan within ten (10) business days after the Exercise Date and shall be deemed to be transferred to the Participant as of such crediting date. Except as otherwise provided herein, the Participant shall have all rights of a shareholder with respect to credited Shares.

7.   DELIVERY OF SHARES.

     (a) As promptly as practicable after receipt by the Company of a written request for withdrawal of Shares from any Participant's account (or, in the discretion of the Committee, at any time after the termination of employment of any Participant), subject to Section 20(d) hereof, the Company shall arrange the delivery to such Participant of a share certificate representing the whole Shares credited to the Participant's account which the Participant requests to withdraw. Subject to Section 7(b) hereof, withdrawals may be made no more frequently than once each Offering Period. Shares received upon share dividends or share splits shall be treated as having been purchased on the Exercise Date of the Shares to which they relate.

     (b) Notwithstanding anything in Section 7(a) hereof to the contrary, Shares may be withdrawn by a Participant more than once during an Offering Period under the following circumstances: (i) within sixty (60) days following a Change in Control of the Company or (ii) upon the approval of the Committee, in its sole discretion.

8.   WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company at least thirty (30) days prior to the next occurring Exercise Date or otherwise as may be approved by the Committee in its sole discretion. All such payroll deductions credited to such Participant's account shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Offering Period.

     (b) Upon termination of a Participant's Continuous Status as an Employee during an Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to such Participant's account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option will be automatically terminated. Notwithstanding the foregoing, upon the termination of a Participant's employment because of the Participant's death, the Participant's beneficiary (designated by the Participant in accordance with Section 12 hereof) shall have the right to elect, by written notice given to the Company prior to the earlier of thirty (30) days prior to the next occurring Exercise Date (or otherwise as may be determined by the Committee in its sole discretion) under the Plan or the sixtieth (60th) day after the Participant's death, to exercise the Participant's option for the purchase of Shares on such Exercise Date for the purchase of the number of full Shares which the accumulated payroll deductions in the Participant's account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be paid to such beneficiary. If no such written notice of election is duly received by the Company, the first sentence of this Section 8(b) shall control.

     (c) Except as provided in Section 20(d) hereof, a Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

9.   INTEREST.

     No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

10.  SHARES.

     (a) The maximum number of Shares which shall be reserved for sale under the Plan shall be 300,000 Shares, which number shall be subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 4 hereof on an Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

     (b) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

     (c) Until Shares shall have been credited to a Participant's account in accordance with Section 6(c) hereof, the Participant shall not have any rights or privileges of a shareholder with respect to any Shares purchasable hereunder.

11.  ADMINISTRATION.

     The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision evidenced by the unanimous written consent of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer's Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

12.  DESIGNATION OF BENEFICIARY.

     (a) A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any Shares and cash remaining in such Participant's account under the Plan in the event of the Participant's death.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.  TRANSFERABILITY.

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 12 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

14.  USE OF FUNDS.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

15.  REPORTS.

     Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, dividends, dividend reinvestments and additional cash payments, the per Share purchase price, the number of shares purchased, the aggregate Shares in the Participant's account and the remaining cash balance, if any.

16.  EFFECT OF CERTAIN CHANGES.

     (a) In the event of a Change in Capitalization or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of

Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised. In the event of a Change in Control of the Company, the Offering Period shall terminate unless otherwise provided by the Committee. For purposes of the preceding sentence, (i) the Committee may establish the date of the event constituting the Change of Control and such date shall be the Exercise Date for such Offering Period, or (ii) the Committee may terminate the Plan in which case all Shares and cash amounts in a Participant's account shall be refunded as elsewhere provided herein.

     (b) "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly owned subsidiary of the Company, or
(iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

17.  TERM OF PLAN.

     Subject to the Board's right to discontinue the Plan (and thereby end its Term) pursuant to Section 18 hereof, the Term of the Plan (and its last Offering Period) shall end on December 31, 2006. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

18.  AMENDMENT TO AND DISCONTINUANCE OF PLAN.

     (a) Subject to Section 18(b) hereof, the Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

     (b) For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any provisions of Rule 16b-3 under the Exchange Act that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding or the vote of the shareholders of the Company as provided in
Section 20(c) hereof, to (i) increase materially the aggregate number of shares that may be issued under the Plan (except for adjustments pursuant to Section 16 of the Plan); (ii) increase materially the benefits accruing to Participants under the Plan; or (iii) modify materially the requirements as to eligibility for participation in the Plan.

19.  NOTICES.

     All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW; SECTION 16 COMPLIANCE

          (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Georgia without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

          (b) The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          (c) To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. This Plan shall be subject to approval by shareholders of the Company owning a majority of the issued outstanding shares of common stock present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

          (d)  For any Participants subject to Section 16 of the Exchange Act,
(i) such Participants who cease participation in the Plan may not participate again for at least six (6) months, and (ii) unless the Committee otherwise determines after due regard for Rule 16b-3(d)(2)(i), any Shares purchased by such Participant shall remain in such Participant's account for six (6) months from the Exercise Date for such Shares.

          (e) Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

          (f) Nothing contained in this Plan, or any modification or amendment to the Plan, or in the creation of any account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any Subsidiary, or any officer, director, or employee thereof, except as expressly provided by the Plan.

21.  WITHHOLDING OF TAXES.

     By electing to participate in the Plan, each Employee acknowledges that the Company and its participating Subsidiaries are required to withhold taxes with respect to the amounts deducted from the Employee's Compensation and accumulated for the benefit of the Employee under the Plan, and each Employee agrees that the Company and its participating Subsidiaries may deduct additional amounts from the Employee's Compensation, when amounts are added to the Employee's Account, used to purchase common stock or refunded, in order to satisfy such withholding obligations. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Participant's Employer any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold. The Participant's Employer may also satisfy any applicable withholding amounts by deducting the necessary amounts of withholding from the Participant's wages and, in the Committee's sole discretion, any other amounts owed to or held for the account of the Participant.

22.  EFFECTIVE DATE.

     The Plan shall be effective (the "Effective Date") as of the latter to occur of (a) July 1, 1996 or (b) the date on which each of the following shall have occurred: (i) this Plan shall have been approved by the shareholders as set forth in Section 20(c) hereof and (ii) a registration statement for the Plan shall have become effective under the Securities Act of 1933, as amended.

                              PROXY SOLICITED FOR
                      ANNUAL MEETING OF SHAREHOLDERS OF
                         HARRY'S FARMERS MARKET, INC.
                           TO BE HELD JUNE 19, 1996

     The undersigned hereby appoints Harry A. Blazer and John L. Latham, and each of them with full power of substitution, proxies to represent and vote, as indicated below, all of the shares of Common Stock of Harry's Farmers Market, Inc. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held June 19, 1996, and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is acknowledged, and upon any other business that may properly come before the meeting or any adjournment. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     1.    ELECTION OF DIRECTORS:

           _____________FOR the election          ___________WITHHOLD AUTHORITY
                      as directors of all                    to vote for all
                      nominees listed below                  nominees listed
                      (except as marked to                   below
                      the contrary below)

                      Harry A. Blazer,                       Harry A. Blazer,
                      Terry L. Ransom,                       Terry L. Ransom,
                      Robert C. Glustrom,                    Robert C. Glustrom,
                      John D. Branch                         John D. Branch

(INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike through that individual's name)


     2.    PROPOSAL TO ADOPT THE COMPANY'S 1996 DIRECTOR STOCK OPTION PLAN:

           _____FOR                 _____AGAINST             _____ABSTAIN


     3.    PROPOSAL TO ADOPT THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN:

           _____FOR                 _____AGAINST             _____ABSTAIN

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF THE PROPOSALS.


                          DATED: ____________________________, 1996

                          ---------------------------------------------------

                          ---------------------------------------------------
                               Signature of Shareholder

                          Please sign exactly as your name or names appear hereon. Where more than one owner is shown, each should sign. Persons signing in a fiduciary or representative capacity shall give full title. If this proxy is submitted by a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.


Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.